Exhibit 99.1

July 16, 2015

Renovate America, Inc.	Deutsche Bank Securities, Inc.
15073 Avenue of Science	60 Wall Street, 3rd Floor
San Diego, CA 92128	New York, NY 10005

Morgan Stanley & Co. LLC
1585 Broadway
New York, NY 10036

Independent Accountants' Report on Applying
Agreed-Upon Procedures

We (“us” or “PwC”) have performed the procedures enumerated below, which were agreed to by Renovate America, Inc. (the “Company”), Deutsche Bank Securities and Morgan Stanley & Co. LLC (the “Underwriters”) collectively referred to herein as the “Specified Parties,” solely to assist you with respect to the accuracy of certain information related to the collateral assets pursuant to the offering of the HERO Funding Notes, Series 2015-2 (the “Transaction” or “Notes).  The Company is responsible for the information related to the collateral assets (the “Responsible Party”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties.  Consequently, we make no representation regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

This report is intended solely for the information and use of the Specified Parties and is not intended to be and should not be used by anyone other than the Specified Parties.

If a party has obtained, or has access to, this report without having executed an agreement with PwC wherein such party accepts responsibility for the sufficiency of the procedures performed (such party is herein referred to as a "Non-Specified Party"), that Non-Specified Party cannot:

i)	Rely upon this report, and any use of this report by that Non-Specified Party is its sole responsibility and at its sole and exclusive risk;

ii)	Acquire any rights or claims against PwC, and PwC assumes no duties or obligations to such Non-Specified Party.

A Non-Specified Party may not disclose or distribute this report or any of the report’s contents to any other party (including but not limited to electronic distribution and/or posting to a website pursuant to Rule 17G-5 of the Securities Exchanges Act of 1934).

PricewaterhouseCoopers, LLP, 300 Madison Avenue, New York, NY 10017
T:  (646) 471-3000,  F: (646) 471-4100, www.pwc.com

In connection with the Transaction, the Specified Parties agreed on a sample size of 100 assessments, which the Specified Parties represent, was randomly selected from the pool of assets sold as part of the Transaction.   The Specified Parties also agreed on a sample size of 18 PACE bonds, which the Specified Parties represent is the entire population of “PACE Bonds.”

This agreed-upon procedures engagement was not conducted for the purpose of satisfying any criteria for due diligence published by a nationally recognized statistical rating organization.

In addition, PwC should not be regarded as having in any way warranted or given any assurance as to the following items:

●	The completeness, accuracy, appropriateness, quality or integrity of any of the information provided by the Responsible Party, or any other party for purposes of PwC performing the procedures agreed to by the Specific Parties. The procedures performed would not necessarily reveal any material misstatement of the amounts, balances, ratios, percentages or other relationships of the information included in the data provided to us;

●	The conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements;

●	The value of collateral securing such assets; and

●	The compliance of the originator of the assets with federal, state, and local laws and regulations.

We have not performed any procedures with respect to the fair value of the securities being offered in the Transaction and PwC expresses no opinion on the current fair value of these securities.  PwC should not be regarded as having performed any procedures other than those detailed in this report.

We should not be regarded as having in any way warranted or given any assurance as to whether or not the information included in the Transaction documents or any other source document is sufficient to comply with any applicable laws and regulations including, but not limited to Regulation AB of the Securities and Exchange Commission. We did not perform any procedures to determine whether the Responsible Party is in compliance with any applicable laws and regulations including but not limited to Regulation AB of the Securities and Exchange Commission.

With respect to any terms or requirements of the Transaction documents that do not appear in the exhibits, we performed no procedures and, accordingly, the procedures we performed would not ensure that any requirements are satisfied. Further, we have performed only the following agreed-upon procedures and therefore make no representations regarding the adequacy of disclosures or whether any material facts have been omitted from the Transaction documents.

It should be understood that we make no representations as to:

(i)	The interpretation of Transaction documents (including, but not limited to the offering documents) included in connection with our procedures;
(ii)	Your compliance with Rule 15Ga-2 of Securities Exchange of 1934 of Securities Act of 1934;
(iii)	The reasonableness of any of the assumptions provided by the Company; and
(iv)	The adequacy of the sample size, as provided by the Specified Parties, nor do we draw any conclusions about the Pool of assessments with all assets in the securitization based on the sample size and results of the procedures performed.

These procedures should not be taken to supplant any additional inquiries or procedures that the Specified Parties would undertake in consideration of the transaction.

For purposes of this letter, we have performed agreed-upon procedures with respect to certain information related to the PACE Assessments and PACE Bonds (the “PACE Assessments” and the “PACE Bonds”).  The following phrases, terms and definitions, unless otherwise indicated, have been adopted in presenting our procedures and findings:

●	The phrase “compared and agreed,” as used hereinafter, refers to the comparison of one or more data attributes to underlying documentation for which the data attributes and the underlying documentation have been found to be in agreement, unless otherwise indicated.

●	The phrase “Cut-off Date” refers to the close of business on July 2, 2015.

●	The phrase “Assessment Data Tape” refers to a detailed listing of 7,558 assessments provided to us by the Company on June 30, 2015, which contains all assessments in the Pool as of the Closing Date and which includes certain attributes related to the Pool as of the Cut-off Date.

●	The phrase “Revised Assessment Data Tape” refers to a detailed listing of 7,558 assessments provided to us by the Company on July 14, 2015, which contains all assessments in the Pool as of the Closing Date and which includes certain attributes related to the Pool as of the Cut-off Date.

●	The phrase “Sample Assessments” refers to a sample of 100 assessments. We were instructed by the Company to randomly select 100 assessments from the Assessment Data Tape.

●	The phrase “Assessment File” refers to the files or documentation related to each Assessment. We were provided with an Assessment file for each Sample Assessment, which we used to perform the procedures related to the Sample Assessments enumerated below.

●	The phrase “PACE Data Tape” refers to a detailed listing provided by the Company of all 18 PACE bonds, which were created in July 2015 as a result from an exchange of 206 PACE bonds issued as of the Cut-Off Date.

●	The phrase “PACE Bonds” refers to all 18 PACE bonds included in PACE Data Tape.

●	The phrase “PACE File” refers to the file or collection of documentation, including Supplemental Indenture, provided to us and used by us in performing the procedures related to the PACE Bonds enumerated below.

We have performed the procedures enumerated below. The procedures below were established and agreed to by the Specified Parties and were performed solely to assist you with the comparison of certain attributes to source documents using the assumptions and methodologies specified in the procedures below.

We applied the following procedures to each of to the Sampled Assessments:

1.	For each of the Sample Assessments, we compared the attributes specified in the table below (“Specified Attributes”) set forth in the “Assessment Data Tape” tab of the Assessment Data Tape, to the Specified Assessment File/Source contained in the Assessment File and found the attributes to be in agreement except where noted in Exhibit A:

	Specified Attributes	Specific Assessment File/Source
1	HEROId	Contractual Assessment Data File
2	Property City	Contractual Assessment Data File
3	APN	Contractual Assessment Data File
4	County	Contractual Assessment Data File
5	Zip	Contractual Assessment Data File
6	Property Type	Hero Processing Worksheet
7	Products (1-9)	Completion Certificate Payment Summary
8	Term	Hero Payment Summary
9	Rate	Assessment Contract
10	Funding Date	Contractual Assessment Data File
11	Funded Amount	Contractual Assessment Data File
12	Home Value	Hero Processing Worksheet
13	First Payment	Contractual Assessment Data File
14	Maturity Date	Contractual Assessment Data File
15	Tax Payment	Tax Report
16	Total Liens	Hero Processing Worksheet
17	Property Value Source	Applicable Assessment File – Zillow Report (“Z”) or RAPropertyReport – Prequal Pro (“P”)

Per the Company’s instruction, the Specified Attributes “Products 1-9” could be in any order and an exception was not to be noted if the products in the applicable Assessment File were not in the same order as in the Assessment Data Tape.

2.	For each Sample Assessment, we compared the range of home values identified in the Zillow Report or RAProperty Report – Prequal Pro, as identified by PwC in procedure 1 from the Specified Attribute –“Property Value Source” to the Home Value from the Assessment Data Tape and found them to be in agreement. Per the Company’s instruction, exceptions were to be noted if the Home Value was outside the range of values disclosed in either the Zillow Report or RAProperty Report – Prequal Pro.

For any exceptions for the Property Value Source noted in Procedure 1, we utilized the Property Value Source identified in the Assessment File.

3.	For each Sample Assessment, we recalculated the Loan to Value (“LTV”) and compared the results to the LTV as disclosed in the Assessment Data Tape and found them to be in agreement. Using information obtained from the Assessment Data Tape, we recalculated LTV as a) “Total Liens” over b) “Home Value”.

4.	For each Sample Assessment, we recalculated the Combined Loan to Value (‘CLTV”) and compared the results to the CLTV as disclosed in the Assessment Date Tape and found them to be in agreement. Using information obtained from the Assessment Data Tape, we recalculated CLTV by summing a) “Total Liens” and b) “Funded Amount” and dividing the result by “Home Value”.

5.	For each Sample Assessment, we recalculated Assessment- Loan to Value (“Assessment -LTV”) and compared the results to the Assessment -LTV disclosed in the Assessment Data Tape and found them to be in agreement. Using information obtained from the Assessment Data Tape, we recalculated Assessment -LTV as the a) “Funded Amount” over b) “Home Value”.

6.	Using the information from the Assessments Data tape, we recalculated the reserve fund amount for each Sample Assessment and compared the results to the reserve fund amount disclosed in the Assessment Data Tape and found them to be in agreement except where noted in Exhibit B.

The Reserve Fund Amount was recalculated by multiplying a) “Funded Amount” obtained from the Assessment Data Tape by b) 15 basis points for assessments with a BondId ending in “A” or “B”, and 7.5 basis points for assessments with a BondId ending in a “C”.

We applied the following procedures with respect to the PACE Bonds:

7.	For each PACE Bond, we compared and agreed the attributes listed below, as set forth in the PACE Data Tape, to the information contained in the PACE File and found them to be in agreement:

Attribute	Source
Bond_Name	Supplemental Indenture
Current Principal Amount	Supplemental Indenture
Coupon	Supplemental Indenture
Maturity_Date	Supplemental Indenture
First_Pay_Date	Supplemental Indenture

8.	For each PACE Bond, we recalculated the “Term” by subtracting the “First_Pay_Date” from the “Maturity _Date” obtained from the PACE File. The Company instructed us to round the results to the nearest Term as follows:

▪	5 year term
▪	10 year term
▪	15 year term, and
▪	20 year term

We compared the recalculated Term to the Term listed in the PACE Data Tape and found them to be in agreement.

We applied the following procedure to all of the Assessments:

9.	Using the information from the Revised Assessments Data tape, we recalculated the reserve fund amount for each Assessment and compared the results to the reserve fund amount disclosed in the Revised Assessment Data Tape and found them to be in agreement (using a threshold of $0.01).

The Reserve Fund Amount was recalculated by multiplying a) “Funded Amount” obtained from the Assessment Data Tape by b) 15 basis points for assessments with a BondId ending in “A” or “B”, and 7.5 basis points for assessments with a BondId ending in a “C”.

We were not engaged to, and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion on the information provided to us or included in the Transaction documents.   Accordingly, we do not express such an opinion or conclusion.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

The procedures enumerated above were performed as of the date of this report, and we disclaim any consideration of any events and circumstances occurring after the date of this report. Further, we have no obligation to update this report because of events occurring, or data or information coming to our attention, subsequent to the date of this report.

/s/PricewaterhouseCoopers LLP

Exhibit A
Exceptions to Procedure 1

Loan ID	Procedure # / Attribute	Value per Specified Assessment file/Source*	Value per Assessment Data Tape*
118217	1 / Property Value Source	Z	P
108263	1 / Property Value Source	Z	P
101059	1 / Property Value Source	Z	P
130101	1 / Property Value Source	Z	P
108144	1 / Property Value Source	Z	P
107420	1 / Property Value Source	Z	P
*Z indicates Zillow and P indicates Prequal Pro

Exhibit B
Exceptions to Procedure 6

Loan ID	Reserve Fund Amount Recalculation	Reserve Fund Amount per Assessment Data Tape	Difference
114365	4.31	15.51	(11.20)
99740	10.29	18.52	(8.23)
109710	10.63	19.14	(8.51)
111019	11.44	20.59	(9.15)
115687	6.28	22.61	(16.33)
110750	13.27	23.89	(10.62)
124399	6.82	24.55	(17.73)
106114	13.72	24.69	(10.97)
118217	13.76	24.78	(11.02)
122963	7.05	25.38	(18.33)
117404	14.35	25.82	(11.47)
111908	14.53	26.15	(11.62)
108263	7.41	26.66	(19.25)
139510	7.97	28.69	(20.72)
106303	15.94	28.70	(12.76)
127901	8.03	28.89	(20.86)
120980	8.04	28.94	(20.90)
123113	8.71	31.35	(22.64)
129694	17.63	31.73	(14.10)
101059	18.64	33.55	(14.91)
107397	18.65	33.58	(14.93)
124591	9.53	34.32	(24.79)
123184	9.60	34.56	(24.96)
109239	19.67	35.41	(15.74)
111474	19.94	35.89	(15.95)
131255	10.27	36.99	(26.72)
126023	10.31	37.11	(26.80)
125402	10.38	37.37	(26.99)
130902	10.44	37.57	(27.13)
116036	21.30	38.34	(17.04)
110823	22.06	39.71	(17.65)
119701	11.19	40.27	(29.08)
123017	11.24	40.45	(29.21)
107950	22.62	40.71	(18.09)
114842	23.17	41.71	(18.54)
127615	11.71	42.17	(30.46)
110193	23.83	42.89	(19.06)
106088	23.99	43.17	(19.18)
120245	12.11	43.61	(31.50)
122631	24.28	43.71	(19.43)
121431	12.29	44.24	(31.95)
117738	12.34	44.42	(32.08)
124531	12.98	46.74	(33.76)
136364	13.12	47.22	(34.10)
110796	13.18	47.44	(34.26)
118950	13.24	47.66	(34.42)
110662	26.51	47.72	(21.21)
121295	26.56	47.81	(21.25)
112957	26.97	48.55	(21.58)
120249	13.49	48.57	(35.08)
130101	27.25	49.05	(21.80)
94586	27.49	49.48	(21.99)
103187	27.67	49.81	(22.14)
120863	27.78	50.00	(22.22)
116988	13.99	50.36	(36.37)
130770	28.01	50.42	(22.41)

Loan ID	Reserve Fund Amount Recalculation	Reserve Fund Amount per Assessment Data Tape	Difference
130573	14.16	50.96	(36.80)
140712	14.27	51.35	(37.08)
104052	28.72	51.70	(22.98)
126465	14.64	52.71	(38.07)
137065	15.28	55.00	(39.72)
125484	15.38	55.35	(39.97)
132876	15.62	56.23	(40.61)
121704	15.71	56.57	(40.86)
118599	15.73	56.64	(40.91)
110050	31.84	57.32	(25.48)
96677	32.04	57.67	(25.63)
94718	32.54	58.57	(26.03)
115048	16.36	58.88	(42.52)
135939	16.38	58.97	(42.59)
112916	34.65	62.37	(27.72)
108821	35.37	63.67	(28.30)
138101	18.00	64.80	(46.80)
111151	36.05	64.88	(28.83)
120126	36.80	66.24	(29.44)
97425	36.80	66.25	(29.45)
80779	39.14	70.44	(31.30)
121923	19.88	71.58	(51.70)
109180	39.87	71.77	(31.90)
103415	39.92	71.86	(31.94)
96531	41.61	74.91	(33.30)
136911	20.94	75.37	(54.43)
108144	42.12	75.81	(33.69)
125137	21.73	78.25	(56.52)
106283	45.28	81.51	(36.23)
108567	47.07	84.73	(37.66)
100830	47.12	84.81	(37.69)
118972	24.56	88.43	(63.87)
129098	24.67	88.80	(64.13)
106827	53.33	95.99	(42.66)
112738	54.14	97.45	(43.31)
105117	54.97	98.94	(43.97)
79631	55.13	99.24	(44.11)
115647	58.98	106.17	(47.19)
97159	65.77	118.39	(52.62)
107420	69.37	124.87	(55.50)
103239	84.08	151.34	(67.26)
128673	95.39	171.69	(76.30)
105757	106.02	190.83	(84.81)
94223	183.18	329.72	(146.54)